UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 21, 2009
GHL ACQUISITION CORP.
(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)	001-33963 (Commission File Number)	26-1344998 (IRS Employer Identification No.)
300 Park Avenue, 23rd Floor, New York, NY 10022
(Address of principal executive offices)
(212) 389-1500
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
     (a) Effective January 21, 2009, GHL Acquisition Corp (the “Company”), pursuant to the approval of the Company’s Audit Committee, dismissed Eisner LLP (“Eisner”) as the Company’s independent registered public accounting firm and engaged Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm.
     Eisner’s audit report on the Company’s financial statements for the period ended December 31, 2007 does not contain an adverse opinion or a disclaimer of opinion and are not qualified or modified as to uncertainty, audit scope or accounting principles. Eisner has not audited our financial statements for the year ended December 31, 2008 or issued an audit opinion in respect thereof.
     During the period November 2, 2007 (inception) to December 31, 2007 and during the subsequent interim period ended September 30, 2008, and thereafter through the date of dismissal of Eisner, there were no disagreements between the Company and Eisner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to Eisner’s satisfaction, would have caused Eisner to make reference to the subject matter of the disagreement in connection with its audit report on the Company’s financial statements for such period.
     During the period November 2, 2007 (inception) to December 31, 2007 and during the subsequent interim period ended September 30, 2008, and thereafter through the date of dismissal of Eisner, there were no “reportable events” as defined in Section 304(a)(1)(v) of Regulation S-K.
     The Company has provided Eisner with a copy of the above disclosures and requested that Eisner furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter is filed as Exhibit 16 to this Form 8-K.
     (b) On January 21, 2009, the Audit Committee of the Company’s Board of Directors appointed Ernst & Young LLP as its independent registered public accounting firm for the year ended December 31, 2008. During the period ended December 31, 2007, and in the interim period ended January 21, 2009, neither the Company nor anyone acting on its behalf consulted with Ernst & Young LLP on any of matters or events set forth in Item 304(a)(2) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit
Number	Description

16.1	Letter of Eisner LLP regarding change in certifying accountant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GHL Acquisition Corp.
Date: January 21, 2009	By:	/s/ Harold J. Rodriguez, Jr.
		Name:	Harold J. Rodriguez, Jr.
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Eisner LLP regarding change in certifying accountants